AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
OF NEW YORK
VARIABLE ACCOUNT B
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED FEBRUARY 26, 2010
TO POLICY PROSPECTUSES, AS SUPPLEMENTED

          American International Life Assurance Company of New York and AIG Life Insurance Company (hereinafter referred to collectively as the "Companies") are amending their respective variable universal life insurance Policy prospectuses (the "Policies") for the purpose of providing you with information regarding the proposed acquisitions of The Universal Institutional Funds, Inc. (the "Trust") High Yield Portfolio (the "High Yield Portfolio") and U.S. Mid Cap Value Portfolio (the "Mid Cap Portfolio") (the High Yield Portfolio and Mid Cap Portfolio collectively referred to hereinafter as the "Acquired Portfolios") by the Invesco Van Kampen V.I. High Yield Fund ("VK High Yield Fund") and Invesco Van Kampen V.I. Mid Cap Value Fund ("VK Mid Cap Value Fund") (the VK High Yield Fund and VK Mid Cap Value Fund collectively referred to hereinafter as the "Acquiring Portfolios"), respectively, both of which are series of AIM Variable Insurance Funds ("AIM VI Funds") (both combinations referred to collectively hereinafter as the "Reorganizations"). The names of each of the Acquiring Portfolios are anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          The Companies have received notification that the Board of Directors of the Trust has approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into its respective Acquiring Portfolio and each of the Acquired Portfolios will be terminated as a series of the Trust. The Reorganizations are subject to a number of conditions, including approval by shareholders at meetings expected to be held during the second quarter of 2010. The Reorganizations, if approved by the shareholders of each of the Acquired Portfolios, are expected to become effective mid-2010 ("Closing Date").

          On the Closing Date, the Acquiring Portfolios will become available as investment options under the Policies.

          After 4:00 p.m. Eastern Time ("ET") on the Closing Date, all Policy owner accumulation values in the subaccounts supported by each of the Acquired Portfolio investment options will be automatically transferred into the respective Acquiring Portfolio investment option. Only the underlying Portfolio will change, not the investment option itself.

          At any time before 4:00 p.m. ET on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Acquired Portfolio investment options to any of the other variable investment options available under your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Acquired Portfolios' investment options after 4:00 p.m. ET on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. ET on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former names of each of the Acquired Portfolio's investment options.

          If you have any questions, please contact our Administrative Center at 1-302-594-2352.